UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2007

Community Capital Corporation
(Exact name of registrant as specified in its charter)

South Carolina	0-18460	57-0866395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1402-C Highway 72, Greenwood, South Carolina	29649
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (864) 941-8200

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On October 17, 2007, Community Capital Corporation (the "Company") issued a news release announcing that its board of directors approved a 15 percent stock dividend on outstanding common stock shares on or about November 16, 2007 to shareholders of record as of the close of business on November 2, 2007. Fractional shares will be paid in cash. The Company also announced that it will maintain its cash dividend of $0.15 per share, which effectively increases its quarterly cash dividend by 15 percent. The $0.15 per share dividend will be payable on December 7, 2007 to shareholders of record on November 23, 2007.

Item 9.01. Financial Statements and Exhibits.

     (a) - (b)    Not applicable.

     (c) Exhibits.

     Exhibit 99.1 – News Release dated October 17, 2007.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Capital Corporation (Registrant)
October 18, 2007 (Date)	/s/ R. WESLEY BREWER R. Wesley Brewer EVP/CFO